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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  September 18, 2001




                          LONE STAR TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)




         Delaware                         1-12881                75-2085454
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)




                          15660 North Dallas Parkway
                                   Suite 500
                             Dallas, Texas  75248
         (Address, including zip code, of principal executive offices)

        Registrant's telephone number, including area code: (972) 770-6401


                                Not applicable
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On September 18, 2001, Lone Star Technologies, Inc. ("Lone Star") announced in a press release (the "Press Release") information relating to Lone Star's earnings expectations for third and fourth quarters 2001.

     The foregoing is qualified by reference to the Press Release which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     Not applicable.

     (b)   PRO FORMA FINANCIAL INFORMATION.

     Not applicable.

     (c)   EXHIBITS.

99.1 Press Release dated September 18, 2001, announcing information relating to Lone Star's earnings expectations for third and fourth quarters 2001.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LONE STAR TECHNOLOGIES, INC.

                                             By:   /s/ Charles J. Keszler
                                             -----------------------------------
                                                   Charles J. Keszler
                                                   Vice President - Finance and
                                                   Chief Financial Officer

Date:  September 19, 2001

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                                   INDEX TO EXHIBITS


Item
Number      Exhibit
------      -------

99.1 Press Release dated September 18, 2001, announcing information relating to Lone Star's earning expectations for third and fourth quarters 2001.